UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2015

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 27, 2015, Greatbatch, Inc. (the “Company”) completed its acquisition of Lake Region Medical Holdings, Inc. (“Lake Region”), pursuant to an Agreement and Plan of Merger, dated as of August 27, 2015, by and among the Company, Provenance Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”) and Lake Region (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Lake Region, with Lake Region continuing as the surviving corporation and an indirect wholly-owned subsidiary of the Company (the “Merger”).

On October 28, 2015, the Company filed a Current Report on Form 8-K (the “Initial Report”) stating that it had completed the Merger and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment within 71 calendar days after the date on which the Initial Report was required to be filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

1.	The following audited financial statements of Lake Region Medical Holdings, Inc. and subsidiaries are filed as Exhibit 99.1 hereto and are incorporated herein by reference:

i.	Independent Auditors’ Report;

ii.	Consolidated Balance Sheets as of January 3, 2015 and December 31, 2013;

iii.	Consolidated Statements of Operations for each of the three fiscal years in the period ended January 3, 2015;

iv.	Consolidated Statements of Comprehensive Loss for each of the three fiscal years in the period ended January 3, 2015;

v.	Consolidated Statements of Stockholders’ Equity for each of the three fiscal years in the period ended January 3, 2015;

vi.	Consolidated Statements of Cash Flows for each of the three fiscal years in the period ended January 3, 2015; and

vii.	Notes to Consolidated Financial Statements.

2.	The following unaudited financial statements of Lake Region Medical Holdings, Inc. and subsidiaries are filed as Exhibit 99.2 hereto and are incorporated herein by reference:

i.	Unaudited Condensed Consolidated Balance Sheets as of July 4, 2015 and January 3, 2015;

ii.	Unaudited Condensed Consolidated Statements of Operations for the six months ended July 4, 2015 and June 28, 2014;

iii.	Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the six months ended July 4, 2015 and June 28, 2014;

iv.	Unaudited Condensed Consolidated Statements of Stockholders’ Equity for the six months ended July 4, 2015;

v.	Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended July 4, 2015 and June 28, 2014; and

vi.	Notes to Unaudited Condensed Consolidated Financial Statements.

(b)	Pro forma financial information.

1.	The following unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.3 hereto and is incorporated herein by reference:

i.	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended January 2, 2015;

ii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended July 3, 2015;

iii.	Unaudited Pro Forma Condensed Combined Balance Sheet as of July 3, 2015; and

iv.	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit Number	Description of Exhibit

23	Consent of Deloitte & Touche LLP.

99.1	The audited financial statements of Lake Region Medical Holdings, Inc. and subsidiaries listed in Item 9.01(a)(1).

99.2	The unaudited financial statements of Lake Region Medical Holdings, Inc. and subsidiaries listed in Item 9.01(a)(2).

99.3	The unaudited pro forma condensed combined financial information listed in Item 9.01(b)(1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	January 11, 2016	GREATBATCH, INC.

		By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23	Consent of Deloitte & Touche LLP.

99.1	The audited financial statements of Lake Region Medical Holdings, Inc. and subsidiaries listed in Item 9.01(a)(1).

99.2	The unaudited financial statements of Lake Region Medical Holdings, Inc. and subsidiaries listed in Item 9.01(a)(2).

99.3	The unaudited pro forma condensed combined financial information listed in Item 9.01(b)(1).